KBW 14th Annual Community Bank Investor Conference

2 This presentation has been prepared by Fidelity Southern Corporation (“we,” “us” and “our”) and contains forward-looking statements that reflect our current expectations relating to present or future trends or factors generally affecting the banking industry and specifically affecting our operations, markets and services. These forward-looking statements are based upon assumptions we believe are reasonable and may relate to, among other things, the difficult economic conditions and the economy’s impact on operating results, credit quality, liquidity, capital, the adequacy of the allowance for loan losses, changes in interest rates, and litigation results. These forward-looking statements are subject to risks and uncertainties. These trends and events include (1) risks associated with our loan portfolio, including difficulties in maintaining quality loan growth, greater loan losses than historic levels, the risk of an insufficient allowance for loan losses, and expenses associated with managing nonperforming assets, unique risks associated with our construction and land development loans, our ability to maintain and service relationships with automobile dealers and indirect automobile loan purchasers, and our ability to profitably manage changes in our indirect automobile lending operations; (2) risks associated with adverse economic conditions, including risk of a continued decline in real estate values in the Atlanta, Georgia metropolitan area and in eastern and northern Florida markets, conditions in the financial markets and economic conditions generally and the impact of recent efforts to address difficult market and economic conditions, new regulatory requirements imposed by the Consumer Financial Protection Bureau, new regulatory requirements for residential mortgage loan services, the impact of a recession on our loan portfolio, changes in the interest rate environment and their impact on our net interest margin, and inflation; (3) risks associated with government regulation and programs, uncertainty with respect to future governmental economic and regulatory measures, the winding down of governmental emergency measures intended to stabilize the financial system, and numerous legislative proposals to further regulate the financial services industry, the impact of adverse changes in the governmental regulatory requirements affecting us, and changes in political, legislative and economic conditions; (4) our ability to maintain adequate liquidity and sources of liquidity; (5) our ability to maintain sufficient capital and to raise additional capital; (6) the accuracy and completeness of information from customers and our counterparties; (7) the effectiveness of our controls and procedures; (8) our ability to attract and retain skilled people; (9) greater competitive pressures among financial institutions in our market; (10) the failure to achieve the revenue increases expected to result from our investments in our growth strategies, including our branch additions and in our transaction deposit and lending businesses; (11) the volatility and limited trading of our common stock; (12) the impact of dilution on our common stock; (13) risks related to FDIC-assisted transactions; compliance with certain requirements under our FDIC loss share agreements; changes in national and local economic conditions resulting in higher charge-offs not covered by the FDIC loss share agreement; (14) risks associated with technological changes and the possibility of cyberfraud. Interested parties should not place undue reliance on any forward-looking statement and should read the prospectus, including the risk factors set forth therein, and the other the documents incorporated by reference into or filed as exhibits to the registration statement of which the prospectus forms a part. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward-Looking Statements

3 This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other Companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. This presentation is solely for informational purposes to assist interested parties in making their own evaluation of us. It does not purport to contain all of the information that may be relevant. Interested parties should conduct their own investigation and analysis of us, the data set forth in this presentation, and other information provided by or on behalf of us. Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information. We have filed a registration statement, including a prospectus, with the SEC for the offering to which this presentation relates. Before you invest, you should read the prospectus (including all supplements) in that registration statement and the other the documents incorporated by reference into or filed as exhibits to the registration statement, as well as the other documents that we have filed with the SEC, for more complete information about us and this offering. You may obtain these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, we, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (404) 639-6500. Legal Disclosure

4 • Long-standing community banking franchise concentrated in Atlanta – Founded in 1974 – 31 branches in Georgia and one branch in Jacksonville, Florida – 50 loan production locations across 11 Southeastern states • Historical growth primarily organic with opportunistic acquisitions – 2 FDIC deals since October 2011 with combined assets of approximately $342 million • As of June 30, 2013 – Assets: $2.7 billion – Loans: $2.1 billion – Deposits: $2.2 billion Overview of Fidelity Southern Corporation Total Assets ($mm) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000

5 Atlanta Market Share (1) Source: SNL Financial Financial data as of most recent quarter available; Deposit data as of 6/30/12 (1) Defined as the Atlanta-Sandy Springs-Marietta, GA MSA; excludes non-retail branches (2) Map excludes branch in Jacksonville, FL Premier Atlanta Community Bank Concentrated Branch Footprint (2) • 30 branches in the Atlanta MSA • Atlanta is the second largest MSA in the Southeast Columbus Atlanta Athens LION branch Macon Augusta Chattanooga 2012 2012 Total 2012 HQ Deposits Market Assets Rank Institution State ($bn) Share ($bn) 1 SunTrust Banks Inc. GA $32.0 27.0% $172.4 2 Wells Fargo & Co. CA 22.4 18.9 1,440.6 3 Bank of America Corp. NC 20.4 17.3 2,123.3 4 BB&T Corp. NC 7.8 6.6 182.7 5 Synovus Fina cial Corp. GA 3.9 3.3 26.2 6 Regions Financial Corp. AL 3.4 2.8 119.7 7 PNC Financial Services Group Inc. PA 2.4 2.0 304.4 8 United Community Banks Inc. GA 2.0 1.7 6.8 9 Fidelity Southern Corp. GA 2.0 1.7 2.7 10 Community & Southern Holdings Inc. GA 1.5 1.3 2.6

6 • Atlanta is ranked 3rd among U.S. cities for Fortune 500 companies with 11 total, including Home Depot, UPS, Coca-Cola, and Delta Air Lines • Atlanta has the 8th most small businesses in the U.S. • The city’s unemployment rate has decreased from 10.8% in January 2010 to 8.2% as of May 2013 Source: Georgia Department of Labor, U.S. Census Bureau, Standard & Poors, SNL Financial, Fortune S&P / Case-Shiller Home Price Index is seasonally adjusted Atlanta Market Highlights Attractive Markets Atlanta S&P/Case-Shiller Home Price Index Since 2012 Projected 2017 Median Household Income $65,758 $55,273 $51,780 $56,895 $30,000 $40,000 $50,000 $60,000 $70,000 Atlanta Georgia Southeast US 87 104 85 89 93 97 101 105

7 Strong Core Deposit Base Q2 ‘13 Deposit Composition ($mm) - $2,155 mm Core Deposit Base Source: SNL Financial Data as of or for the respective periods shown Core deposits defined as total deposits less brokered deposits and time deposits greater than $100,000 Atlanta peer institutions include all banks and thrifts headquartered in the Atlanta-Sandy Springs-Marietta, GA MSA as of 7/18/13 2008 – Q2 ‘13 Non-Interest Bearing Deposit CAGR = 29% Demand Deposits $434 20% NOW / Money Market $653 30% Savings $314 15% Retail Time Deposits $304 14% Jumbo Time Deposits $363 17% Brokered Deposits $87 4% $0.94 $1.19 $1.30 $1.52 $1.55 $1.63 $1.60 $1.66 $1.66 $1.703.37% 2.50% 1.50% 0.95% 0.65% 0.57% 0.55% 0.54% 0.52% 0.50% 3.34% 0.66% 0.00% 1.00% 2.00% 3.00% 4.00% $0.00 $0.50 $1.00 $1.50 $2.00 2008 2009 2010 2011 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Core Deposits ($bn) LION Cost of Deposits (%) ATL Peer Cost of Deposits (%)

8 Consistent Growth Steady Balance Sheet Growth ($bn) Source: SNL Financial Atlanta peer institutions include all banks and thrifts headquartered in the Atlanta-Sandy Springs-Marietta, GA MSA as of 7/18/13; peer financial data as of 3/31/13 (1) FDIC Acquisition Assets include covered loans, covered OREO, and FDIC Indemnification Asset (1) $1.69 $1.76 $1.85 $1.95 $2.23 $2.48 $2.53 $2.68 $1.00 $1.50 $2.00 $2.50 $3.00 2007 2008 2009 2010 2011 2012 Q1 '13 Q2 '13 Legacy Assets FDIC Acquisition Assets CAGR Since '07 LION 8.75% ATL Peers 1.17% Year-over-Year Asset Growth (%) 2007 2008 2009 2010 2011 2012 Q1 '13 Q2 '13 LION 2.26% 4.54% 5.01% 5.07% 14.88% 10.85% 14.31% 10.74% ATL Peers 16.84% 9.52% 7.39% 0.33% (1.90%) (0.54%) (0.80%) --

9 Non-Retail Activity Map

10 Mortgage Banking • 2nd highest purchase mortgage market share in the Atlanta MSA by volume • Expanded retail mortgage franchise to Virginia in early 2012 • Since 2011, we have hired 180 mortgage banking employees to bring the total to 301 as of June 30, 2013 Retail Mortgage Production by State ($mm) (1) Total Mortgage Production Mix Source: SNL Financial, metrostudy Mortgage purchase market share data for the twelve months ended 12/31/12 (1) Colorado mortgage production prior to the fourth quarter of 2012 included in Georgia mortgage production $481 $642 $520 $619 $0 $200 $400 $600 $800 Q3 '12 Q4 '12 Q1 '13 Q2 '13 GA FL VA 46% 34% 37% 58% 54% 66% 63% 42% 0% 25% 50% 75% 100% Q3 '12 Q4 '12 Q1 '13 Q2 '13 Purchase Refinance

11 Indirect Auto Lending • Business line since 1990 • For Q2 ‘13, the average beacon score for total indirect auto loans generated was 755 Q2 ‘13 Indirect Loan Production by State ($mm) - $213.4 mm Indirect Auto Loan Origination ($mm) AL $16.6 8% AR $7.7 3% NC $18.8 9% SC $10.2 5% FL $72.7 34% GA $38.2 18% MS $19.6 9% TN $19.3 9% VA $10.3 5% $281 $464 $644 $733 $411 $0 $200 $400 $600 $800 2009 2010 2011 2012 H1 '13 Retained Sold

12 Loan Portfolio Q2 ‘13 Loan Portfolio Composition ($mm) – $1,706 mm (1) Total Loans Serviced for Others ($mm) (1) Excludes loans held for sale and covered loans (2) Commercial loans include commercial & industrial loans and commercial real estate loans Commercial Loans ($mm) (2) $344 $310 $367 $800 $1,698 $3,148 $3,553 $4,173 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2007 2008 2009 2010 2011 2012 Q1 '13 Q2 '13 Mortgage SBA Indirect Auto $311 $363 $409 $456 $506 $576 $574 $592 $0 $160 $320 $480 $640 $800 2007 2008 2009 2010 2011 2012 Q1 '13 Q2 '13 C&I NOO-CRE OO-CRE C&D $102 6% Residential $136 8% CRE - Owner Occupied $261 15% CRE - Non Owner Occupied $181 10% C&I $96 6% Installment & Other $29 2% Indirect Auto $902 53%

13 Second Quarter Update Recent Follow-On Offering • Completed a $69.0 million follow-on common stock offering in June 2013 • Use of proceeds: (1) Redeem legacy TARP preferred equity (2) Redeem fixed-rate trust preferred securities (3) General corporate purposes • Approximately $5.8 million in after-tax savings to be recognized in 2014 and thereafter Linked Year over Quarter Year Q2 '13 Change Change Total Assets ($mm) $2,675 5.6% 10.7 % Noninterest Income ($mm) $28.2 12.6% 65.6 % EPS ($) $0.47 42.4% 38.2 % ROAA 1.47% 40 bps 33 bps Cost of Funds 0.64% (5) bps (18) bps NPAs / Loans + OREO 3.59% (25) bps (122) bps TCE / TA 8.34% 244 bps 297 bps

14 Growing Profitability ROAA (%) Core Margin (%) (1) • Continued growth in our mortgage banking segment has increased profitability since 2011 • The strength of our loan portfolio has supported our core net interest margin in the low-rate environment 0.69% 0.95% 1.12% 1.34% 0.89% 1.07% 1.47% 0.00% 0.40% 0.80% 1.20% 1.60% 3.69% 3.63% 3.68% 3.62% 3.56% 3.50% 3.31% 3.00% 3.25% 3.50% 3.75% 4.00% (1) Excludes covered loans and the accretion of the loan discount

15 Material Fee Income Stream • Highest ratio of noninterest income / average assets in the Southeast among banks greater than $2.0 billion in assets (1) Dollars in thousands Peers include ABCB, BNCN, CCBG, CFNL, CSFL, FBNC, FCBC, PNFP, RNST, SBCF, STBZ, STEL, UBSH (1) Includes all major exchange traded banks and thrifts with total assets greater than $2.0 billion headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA or WV Noninterest Income Detail ($000) Noninterest Income / Average Assets (%) Sources of Noninterest Income Q3 '12 Q4 '12 Q1 '13 Q2 '13 Mortgage Banking Activities Servicing Income $2,688 $7,298 $7,836 $9,507 Marketing Gain, Net 8,405 7,476 6,507 6,439 Origination Points and Fees 3,662 3,879 3,452 4,212 Other Noninterest Income 5,634 3,013 2,373 1,562 Indirect Lending Activities 2,164 1,477 1,646 2,781 SBA Lending Activities 2,107 715 1,084 1,417 Service Charges on Deposit Accounts 1,259 1,122 949 1,020 Other Fees and Charges 841 883 887 975 Bank Owned Life Insurance 330 323 313 326 Securities Gains 4 -- -- 1 Total Noninterest Income $27,094 $26,186 $25,047 $28,240 % of Total Revenue 57% 56% 54% 58% 4.38% 1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% LION Peer Median

16 Source: SNL Financial Data as of or for the most recent twelve month period available Peers include ABCB, BNCN, CCBG, CFNL, CSFL, FBNC, FCBC, PNFP, RNST, SBCF, STBZ, STEL, UBSH (1) Excludes loans held for sale Financial Performance vs. Peers Loans / Deposits (%) (1) LTM Noninterest Income / Operating Revenue (%) LTM ROAA (%) LTM Net Interest Margin (%) 1.19% 0.64% 0.00% 0.35% 0.70% 1.05% 1.40% LION Peer Median 3.63% 4.05% 1.00% 2.00% 3.00% 4.00% 5.00% LION Peer Median 82.4% 84.7% 40.0% 55.0% 70.0% 85.0% 100.0% LION Peer Median 56.5% 24.5% 5.0% 20.0% 35.0% 50.0% 65.0% LION Peer Median

17 Pro Forma Market Valuation vs. Peers Source: SNL Financial Data as of most recent quarter available; Pricing data as of 7/25/13 Peers include ABCB, BNCN, CCBG, CFNL, CSFL, FBNC, FCBC, PNFP, RNST, SBCF, STBZ, STEL, UBSH (1) Diluted tangible book value is inclusive of the impact of outstanding options and warrants Price / Diluted Tangible Book Value (%) (1) Price / 2014 EPS (x) 160.7% 158.6% 135.0% 145.0% 155.0% 165.0% 175.0% LION Pro Forma Peer Median 12.1x 15.9x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x LION Pro Forma Peer Median

18 Attractive Investment Opportunity • Significant scarcity value as a $2.7 billion bank concentrated in Atlanta • Experienced management team with significant ownership • Asset generation platform attached to a low-cost core deposit franchise • Attractive valuation at current multiples • Well-positioned for continued organic growth and opportunistic acquisitions

Appendix: Non-GAAP Reconciliation

20 Non-GAAP Reconciliation Data as of 6/30/13 Dollars and shares in thousands except per share data Balance Sheet Information Book Value per Share Calculation Total Equity 273,102$ Common Equity 225,317$ Less: Preferred Stock - 47,785 Common Shares Outstanding / 20,962 Common Equity 225,317$ Book Value per Share 10.75$ Total Equity 273,102$ Tangible Common Equity 222,862$ Less: Identifiable Intangibles - 2,455 Common Shares Outstanding / 20,962 Tangible Equity 270,647$ Tangible Book Value per Share 10.63$ Less: Preferred Stock - 47,785 Tangible Common Equity 222,862$ Share Information Common Shares Outstanding 20,962 Total Assets 2,675,233$ Plus: Options Outstanding 295 Less: Identifiable Intangibles - 2,455 Plus: Warrants Outstanding + 2,575 Tangible Assets 2,672,778$ Adjusted Common Shares Outstanding 23,832 Calculated Ratios Dilutive Tangible Book Value per Share Calculation Tangible Equity / Tangible Assets 10.13% Options Outstanding 295 Tangible Common Equity / Tangible Assets 8.34% Option Weighted Average Strike Price x 8.03$ Option Exercise Proceeds 2,369$ Warrants Outstanding 2,575 Warrant Strike Price x 2.81$ Warrant Exercise Proceeds 7,236$ Tangible Common Equity 222,862$ Plus: Options Proceeds 2,369 Plus: Warrant Proceeds + 7,236 Adjusted Tangible Common Shareholders' Equity 232,467$ Diluted Tangible Book Value per Share 9.75$